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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): APRIL 14, 1999 (APRIL 2, 1999)
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                   FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
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               (Exact name of registrant as specified in charter)



   GEORGIA                           0-10853                     58-1458268
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(State or other                  (Commission File            (I.R.S. Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


40 NORTH MAIN STREET, STATESBORO, GEORGIA                               30458
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(Address of principal executive offices                               (Zip Code)



Registrant's telephone number, including area code:  (912) 764-6611
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Pursuant to an Agreement and Plan of Merger, dated as of November 30, 1998, (the "Merger Agreement"), by and between First Banking Company of Southeast Georgia ("First Banking") and Wayne Bancorp, Inc. ("Wayne"), Wayne merged with and into First Banking (the "Merger") on April 2, 1999 (the "Effective Time"). First Banking was the surviving corporation in the Merger, and the wholly owned subsidiary of Wayne became a wholly-owned subsidiary of First Banking. At the Effective Time, each then outstanding share of the common stock, $1.00 par value per share, of Wayne (the "Wayne Common Stock") (excluding shares held by any Wayne entity or any First Banking entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 1.57024 shares of the common stock, $1.00 par value per share, of First Banking (the "First Banking Common Stock"). As a result, First Banking issued approximately 876,264 shares of First Banking Common Stock to the former Wayne shareholders in exchange for all of the 558,648 shares of Wayne Common Stock that were issued and outstanding at the Effective Time (with First Banking paying cash to the former Wayne shareholders in lieu of issuing fractional shares of First Banking Common Stock).

         Pursuant to the Merger Agreement, J. Ashley Dukes, the former Chairman of the Board of Wayne, will become a member of First Banking's Board of Directors following the Effective Time.

         The foregoing is qualified in its entirety by reference to the Merger Agreement which is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         In accordance with Item 7(a)(4) of Form 8-K, any financial statements of Wayne Bancorp, Inc. required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before June 15, 1999.

(b)      Pro Forma Financial Information

         In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before June 15, 1999.

(c)      Exhibits

            1 Agreement and Plan of Merger between First Banking and Wayne dated as of November 30, 1998 (incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-72061) filed by First Banking with respect to the Merger).


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    FIRST BANKING COMPANY OF
                                                    SOUTHEAST GEORGIA



                                                    By: /s/ James Eli Hodges
                                                        ----------------------
                                                        James Eli Hodges
                                                        Chief Executive Officer


                                                    Date:    April 14, 1999